Second Quarter 2021
Financial Supplement

Use of non-GAAP Financial Measures

This Supplemental Financial Information contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures include, without limitation, adjusted earnings, adjusted diluted earnings per share, adjusted and unadjusted pre-tax pre-provision earnings, core revenue, core noninterest expense and core noninterest income, core efficiency ratio (tax equivalent basis), Banking segment core efficiency ratio (tax equivalent basis), Mortgage segment core efficiency ratio (tax equivalent basis), adjusted mortgage contribution, adjusted return on average tangible common equity, adjusted pre-tax pre-provision return on average tangible common equity, adjusted return on average assets and common equity, and adjusted pre-tax pre-provision return on average assets and common equity. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company also includes an adjusted allowance for credit losses, adjusted loans held for investment, and adjusted allowance for credit losses to loans held for investment, which all exclude the impact of PPP loans. The Company refers to these non-GAAP measures as adjusted measures. Also, the Company presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.
The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures.  The Company includes tables under the Non-GAAP Reconciliation section of this document to provide a reconciliation of these measures to the most directly comparable GAAP financial measures.

Financial Summary and Key Metrics
(Unaudited)
(In Thousands, Except Share Data and %)
	2021		2020
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Statement of Income Data
Total interest income	$96,329	$94,785	$98,236	$81,127	$65,607
Total interest expense	9,766	12,209	12,992	12,299	10,270
Net interest income	86,563	82,576	85,244	68,828	55,337
Total noninterest income	49,300	66,730	80,638	97,026	81,491
Total noninterest expense	92,960	94,698	109,855	118,092	80,579
Earnings before income taxes and provisions for credit losses	42,903	54,608	56,027	47,762	56,249
Provisions for credit losses	(13,839)	(13,854)	(2,920)	55,401	25,921
Income tax expense (benefit)	13,440	15,588	13,337	(2,040)	7,455
Net income applicable to noncontrolling interest	8	—	8	—	—
Net income (loss) applicable to FB Financial Corporation(d)	$43,294	$52,874	$45,602	$(5,599)	$22,873
Net interest income (tax-equivalent basis)	$87,321	$83,368	$86,111	$69,625	$55,977
Adjusted net income*	$42,317	$53,505	$54,454	$58,096	$24,086
Adjusted pre-tax, pre-provision earnings*	$41,357	$55,461	$67,988	$70,444	$57,835
Per Common Share
Diluted net income (loss)(a)	$0.90	$1.10	$0.95	$(0.14)	$0.70
Adjusted diluted net income*	0.88	1.12	1.14	1.43	0.74
Book value	28.96	28.08	27.35	26.38	25.08
Tangible book value*	23.43	22.51	21.73	20.87	19.07
Weighted average number of shares outstanding - fully diluted(a)	47,993,773	47,969,106	47,791,659	40,637,745	32,506,417
Period-end number of shares	47,360,950	47,331,680	47,220,743	47,191,677	32,101,108
Selected Balance Sheet Data
Cash and cash equivalents	$1,717,097	$1,895,133	$1,317,898	$1,062,391	$717,592
Loans held for investment (HFI)	7,198,954	7,047,342	7,082,959	7,213,538	4,827,023
Allowance for credit losses(b)	(144,663)	(157,954)	(170,389)	(183,973)	(113,129)
Mortgage loans held for sale	697,407	834,779	683,770	610,695	435,479
Commercial loans held for sale	124,122	174,983	215,403	241,256	—
Investment securities, at fair value	1,409,175	1,229,845	1,176,991	1,164,910	751,767
Other real estate owned, net	11,986	11,177	12,111	12,748	15,091
Total assets	11,918,367	11,935,826	11,207,330	11,010,438	7,255,536
Customer deposits	10,163,056	10,219,173	9,396,478	9,001,673	5,937,373
Brokered and internet time deposits	40,900	37,713	61,559	92,074	15,428
Total deposits	10,203,956	10,256,886	9,458,037	9,093,747	5,952,801
Borrowings	183,962	180,179	238,324	438,838	328,662
Total common shareholders' equity	1,371,721	1,329,103	1,291,289	1,244,998	805,216
Selected Ratios
Return on average:
Assets	1.46%	1.86%	1.63%	(0.24)%	1.30%
Shareholders' equity	13.0%	16.5%	14.4%	(2.13)%	11.6%
Tangible common equity*	16.1%	20.6%	18.2%	(2.72)%	15.3%
Average shareholders' equity to average assets	11.3%	11.3%	11.3%	11.4%	11.2%
Net interest margin (NIM) (tax-equivalent basis)	3.18%	3.19%	3.32%	3.28%	3.50%
Efficiency ratio (GAAP)	68.4%	63.4%	66.2%	71.2%	58.9%
Core efficiency ratio (tax-equivalent basis)*	68.9%	63.0%	58.5%	57.4%	57.5%
Loans HFI to deposit ratio	70.6%	68.7%	74.9%	79.3%	81.1%
Total loans to deposit ratio	78.6%	78.6%	84.4%	88.7%	88.4%
Yield on interest-earning assets	3.53%	3.66%	3.82%	3.86%	4.14%
Cost of interest-bearing liabilities	0.49%	0.65%	0.73%	0.83%	0.94%
Cost of total deposits	0.31%	0.41%	0.46%	0.56%	0.65%
Credit Quality Ratios
Allowance for credit losses as a percentage of loans HFI(b)	2.01%	2.24%	2.41%	2.55%	2.34%
Adjusted allowance for credit losses as a percentage of loans HFI*(b)	2.03%	2.29%	2.48%	2.66%	2.51%
Net charge-offs (recoveries) as a percentage of average loans HFI	0.02%	0.05%	0.58%	(0.01)%	—%
Nonperforming loans HFI as a percentage of total loans HFI	0.83%	0.94%	0.91%	0.61%	0.72%
Nonperforming assets as a percentage of total assets	0.66%	0.77%	0.75%	0.64%	0.71%
Preliminary capital ratios (Consolidated)
Total common shareholders' equity to assets	11.5%	11.1%	11.5%	11.3%	11.1%
Tangible common equity to tangible assets*	9.52%	9.13%	9.38%	9.16%	8.67%
Tier 1 capital (to average assets)	10.1%	10.1%	10.0%	11.8%	9.70%
Tier 1 capital (to risk-weighted assets)(c)	12.7%	12.3%	12.0%	12.1%	11.9%
Total capital (to risk-weighted assets)(c)	14.9%	14.6%	15.0%	15.3%	13.2%
Common equity Tier 1 (to risk-weighted assets) (CET1)(c)	12.4%	12.0%	11.7%	11.8%	11.4%
(a) Diluted earnings per share is calculated using the basic weighted average number of common shares outstanding for periods in which a loss is incurred.
(b) Excludes reserve for credit losses on unfunded commitments of $13.2 million, $14.2 million $16.4 million, $16.1 million, and $6.5 million recorded in accrued expenses and other liabilities at June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 , and June 30, 2020 , respectively.
(c) We calculate our risk-weighted assets using the standardized method of the Basel III Framework.
(d) Includes dividends declared and paid by the Company's REIT subsidiary to minority interest preferred shareholders in the second quarter of 2021 and fourth quarter of 2020.
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of non-GAAP Financial Measures" and the corresponding financial tables below for reconciliations of these non-GAAP measures. Investors are encouraged to refer to the discussion of non-GAAP measures included in the corresponding earnings release.

FB Financial Corporation	4

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)
						Q2 2021	Q2 2021
						vs.	vs.
	2021		2020			Q1 2021	Q2 2020
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$89,861	$89,412	$93,246	$76,504	$61,092	0.50%	47.1%
Interest on securities
Taxable	3,844	2,819	2,306	2,286	2,619	36.4%	46.8%
Tax-exempt	1,933	1,956	2,120	1,933	1,590	(1.18)%	21.6%
Other	691	598	564	404	306	15.6%	125.8%
Total interest income	96,329	94,785	98,236	81,127	65,607	1.63%	46.8%
Interest expense:
Deposits	7,919	9,826	10,809	10,573	9,309	(19.4)%	(14.9)%
Borrowings	1,847	2,383	2,183	1,726	961	(22.5)%	92.2%
Total interest expense	9,766	12,209	12,992	12,299	10,270	(20.0)%	(4.91)%
Net interest income	86,563	82,576	85,244	68,828	55,337	4.83%	56.4%
Provision for credit losses	(12,885)	(11,632)	(3,231)	45,834	24,039	10.8%	(153.6)%
Provision for credit losses on unfunded commitments	(954)	(2,222)	311	9,567	1,882	(57.1)%	(150.7)%
Net interest income after provisions for credit losses	100,402	96,430	88,164	13,427	29,416	4.12%	241.3%
Noninterest income:
Mortgage banking income	35,499	55,332	65,729	84,686	72,168	(35.8)%	(50.8)%
Service charges on deposit accounts	2,266	2,339	2,577	2,162	1,858	(3.12)%	22.0%
ATM and interchange fees	5,381	4,341	4,262	3,913	3,606	24.0%	49.2%
Investment services and trust income	2,999	2,008	2,187	1,828	1,368	49.4%	119.2%
Gain (loss) from securities, net	144	83	1,013	583	(28)	73.5%	(614.3)%
(Loss) gain on sales or write-downs of other real estate owned	(23)	496	(123)	(1,505)	86	(104.6)%	(126.7)%
(Loss) gain from other assets	(4)	(11)	66	226	(54)	(63.6)%	(92.6)%
Other income	3,038	2,142	4,927	5,133	2,487	41.8%	22.2%
Total noninterest income	49,300	66,730	80,638	97,026	81,491	(26.1)%	(39.5)%
Total revenue	135,863	149,306	165,882	165,854	136,828	(9.00)%	(0.71)%
Noninterest expenses:
Salaries, commissions and employee benefits	62,367	64,571	67,212	67,676	55,258	(3.41)%	12.9%
Occupancy and equipment expense	5,356	5,849	5,813	4,892	4,096	(8.43)%	30.8%
Legal and professional fees	2,090	2,434	2,227	1,917	1,952	(14.1)%	7.07%
Data processing	2,542	2,319	3,161	2,994	2,782	9.62%	(8.63)%
Merger costs	—	—	9,513	20,730	1,586	—%	(100.0)%
Amortization of core deposits and other intangibles	1,404	1,440	1,498	1,417	1,205	(2.50)%	16.5%
Advertising	3,559	2,253	2,826	2,256	2,591	58.0%	37.4%
Other expense	15,642	15,832	17,605	16,210	11,109	(1.20)%	40.8%
Total noninterest expense	92,960	94,698	109,855	118,092	80,579	(1.84)%	15.4%
Income (loss) before income taxes	56,742	68,462	58,947	(7,639)	30,328	(17.1)%	87.1%
Income tax expense (benefit)	13,440	15,588	13,337	(2,040)	7,455	(13.8)%	80.3%
Net income (loss) applicable to FB Financial Corporation and noncontrolling interest	43,302	52,874	45,610	(5,599)	22,873	(18.1)%	89.3%
Net income applicable to noncontrolling interest	8	—	8	—	—	100.0%	100.0%
Net income (loss) applicable to FB Financial Corporation	$43,294	$52,874	$45,602	$(5,599)	$22,873	(18.1)%	89.3%
Weighted average common shares outstanding:
Basic	47,351,969	47,278,865	47,204,738	40,154,841	32,094,274	0.15%	47.5%
Fully diluted	47,993,773	47,969,106	47,791,659	40,637,745	32,506,417	0.05%	47.6%
Earnings (loss) per common share:
Basic	$0.91	$1.12	$0.97	$(0.14)	$0.71	(18.8)%	28.2%
Fully diluted	0.90	1.10	0.95	(0.14)	0.70	(18.2)%	28.6%
Fully diluted - adjusted*	0.88	1.12	1.14	1.43	0.74	(21.4)%	18.9%
*These measures are considered non-GAAP financial measures. See “GAAP Reconciliation and Use of non-GAAP Financial Measures” and the corresponding financial tables below for reconciliations of these non-GAAP measures. Investors are encouraged to refer to the discussion of non-GAAP measures included in the corresponding earnings release.

FB Financial Corporation	5

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)

			2021
	For the Six Months Ended		vs.
	June 30,		2020
	2021	2020	Percent variance
Interest income:
Interest and fees on loans	$179,273	$124,846	43.6%
Interest on securities
Taxable	6,663	5,675	17.4%
Tax-exempt	3,889	3,023	28.6%
Other	1,289	1,737	(25.8)%
Total interest income	191,114	135,281	41.3%
Interest expense:
Deposits	17,745	21,477	(17.4)%
Borrowings	4,230	2,218	90.7%
Total interest expense	21,975	23,695	(7.26)%
Net interest income	169,139	111,586	51.6%
Provision for credit losses	(24,517)	52,003	(147.1)%
Provision for credit losses on unfunded commitments	(3,176)	3,483	(191.2)%
Net interest income after provisions for credit losses	196,832	56,100	250.9%
Noninterest income:
Mortgage banking income	90,831	104,913	(13.4)%
Service charges on deposit accounts	4,605	4,421	4.16%
ATM and interchange fees	9,722	6,740	44.2%
Investment services and trust income	5,007	3,065	63.4%
Gain from securities, net	227	35	548.6%
Gain on sales or write-downs of other real estate owned	473	137	245.3%
Loss from other assets	(15)	(382)	96.1%
Other income	5,180	5,262	(1.56)%
Total noninterest income	116,030	124,191	(6.57)%
Total revenue	285,169	235,777	20.9%
Noninterest expenses:
Salaries, commissions and employee benefits	126,938	98,880	28.4%
Occupancy and equipment expense	11,205	8,274	35.4%
Legal and professional fees	4,524	3,510	28.9%
Data processing	4,861	5,235	(7.14)%
Merger costs	—	4,636	(100.0)%
Amortization of core deposit and other intangibles	2,844	2,408	18.1%
Advertising	5,812	4,980	16.7%
Other expense	31,474	21,215	48.4%
Total noninterest expense	187,658	149,138	25.8%
Income before income taxes	125,204	31,153	301.9%
Income tax expense	29,028	7,535	285.2%
Net income applicable to noncontrolling interest and FB Financial Corporation	96,176	23,618	307.2%
Net income applicable to noncontrolling interests	8	—	100.0%
Net income applicable to FB Financial Corporation	$96,168	$23,618	307.2%
Weighted average common shares outstanding:
Basic	47,312,312	31,676,004	49.4%
Fully diluted	47,976,533	32,109,194	49.4%
Earnings per common share:
Basic	$2.03	$0.75	170.7%
Fully diluted	2.00	0.74	171.9%
Fully diluted - adjusted*	2.00	0.92	117.4%
*These measures are considered non-GAAP financial measures. See “GAAP Reconciliation and Use of non-GAAP Financial Measures” and the corresponding financial tables below for reconciliations of these non-GAAP measures. Investors are encouraged to refer to the discussion of non-GAAP measures included in the corresponding earnings release

FB Financial Corporation	6

Consolidated Balance Sheets
(Unaudited)
(In Thousands, Except %)

						Annualized
						Q2 2021	Q2 2021
						vs.	vs.
	2021		2020			Q1 2021	Q2 2020
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	Percent variance	Percent variance
ASSETS
Cash and due from banks	$60,908	$206,250	$110,991	$69,798	$33,710	(282.6)%	80.7%
Federal funds sold and reverse repurchase agreements	59,321	104,153	121,153	118,588	34,638	(172.7)%	71.3%
Interest-bearing deposits in financial institutions	1,596,868	1,584,730	1,085,754	874,005	649,244	3.07%	146.0%
Cash and cash equivalents	1,717,097	1,895,133	1,317,898	1,062,391	717,592	(37.7)%	139.3%
Investments:
Available-for-sale debt securities, at fair value	1,404,372	1,225,178	1,172,400	1,160,521	747,438	58.7%	87.9%
Equity securities, at fair value	4,803	4,667	4,591	4,389	4,329	11.7%	10.9%
Federal Home Loan Bank stock, at cost	29,411	31,757	31,232	31,232	17,621	(29.6)%	66.9%
Mortgage loans held for sale, at fair value	697,407	834,779	683,770	610,695	435,479	(66.0)%	60.1%
Commercial loans held for sale, at fair value	124,122	174,983	215,403	241,256	—	(116.6)%	100.0%
Loans held for investment	7,198,954	7,047,342	7,082,959	7,213,538	4,827,023	8.63%	49.1%
Less: allowance for credit losses	144,663	157,954	170,389	183,973	113,129	(33.8)%	27.9%
Net loans	7,054,291	6,889,388	6,912,570	7,029,565	4,713,894	9.60%	49.6%
Premises and equipment, net	142,596	143,467	145,115	136,774	100,638	(2.44)%	41.7%
Other real estate owned, net	11,986	11,177	12,111	12,748	15,091	29.0%	(20.6)%
Operating lease right-of-use assets	45,423	48,453	49,537	52,410	30,447	(25.1)%	49.2%
Interest receivable	42,083	44,393	43,603	47,120	26,587	(20.9)%	58.3%
Mortgage servicing rights, at fair value	101,615	104,192	79,997	71,535	60,508	(9.92)%	67.9%
Goodwill	242,561	242,561	242,561	236,086	175,441	—%	38.3%
Core deposit and other intangibles, net	19,592	20,986	22,426	23,924	17,671	(26.6)%	10.9%
Other assets	281,008	264,712	274,116	289,792	192,800	24.69%	45.8%
Total assets	$11,918,367	$11,935,826	$11,207,330	$11,010,438	$7,255,536	(0.59)%	64.3%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$2,484,982	$2,431,077	$2,274,103	$2,287,911	$1,775,323	8.89%	40.0%
Interest-bearing checking	3,015,253	3,097,648	2,491,765	2,005,536	1,236,094	(10.7)%	143.9%
Money market and savings	3,421,281	3,347,731	3,254,915	3,236,670	1,749,889	8.81%	95.5%
Customer time deposits	1,241,540	1,342,717	1,375,695	1,471,556	1,176,067	(30.2)%	5.57%
Brokered and internet time deposits	40,900	37,713	61,559	92,074	15,428	33.9%	165.1%
Total deposits	10,203,956	10,256,886	9,458,037	9,093,747	5,952,801	(2.07)%	71.4%
Borrowings	183,962	180,179	238,324	438,838	328,662	8.42%	(44.0)%
Operating lease liabilities	50,396	54,232	55,187	56,705	33,803	(28.4)%	49.1%
Accrued expenses and other liabilities	108,239	115,333	164,400	176,057	135,054	(24.7)%	(19.9)%
Total liabilities	10,546,553	10,606,630	9,915,948	9,765,347	6,450,320	(2.27)%	63.5%
Shareholders' equity:
Common stock, $1 par value	47,361	47,332	47,222	47,192	32,101	0.25%	47.5%
Additional paid-in capital	902,782	900,521	898,847	896,158	462,930	1.01%	95.0%
Retained earnings	403,173	365,192	317,625	276,361	286,296	41.7%	40.8%
Accumulated other comprehensive income, net	18,405	16,058	27,595	25,287	23,889	58.6%	(23.0)%
Total common shareholders' equity	1,371,721	1,329,103	1,291,289	1,244,998	805,216	12.9%	70.4%
Noncontrolling interest	93	93	93	93	—	—%	100.0%
Total equity	1,371,814	$1,329,196	1,291,382	1,245,091	805,216	12.9%	70.4%
Total liabilities and shareholders' equity	$11,918,367	$11,935,826	$11,207,330	$11,010,438	$7,255,536	(0.59)%	64.3%

FB Financial Corporation	7

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	Three Months Ended			Three Months Ended
	June 30, 2021			March 31, 2021
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(d)	$7,085,300	$83,364	4.72%	$7,000,416	$83,067	4.81%
Mortgage loans held for sale(b)	726,782	4,948	2.73%	648,054	4,290	2.68%
Commercial loans held for sale	152,699	1,626	4.27%	197,820	2,157	4.42%
Securities:(b)
Taxable	976,170	3,844	1.58%	830,686	2,819	1.38%
Tax-exempt(a)	323,902	2,614	3.24%	334,303	2,646	3.21%
Total securities(a)	1,300,072	6,458	1.99%	1,164,989	5,465	1.90%
Federal funds sold and reverse repurchase agreements	106,257	41	0.15%	133,813	20	0.06%
Interest-bearing deposits with other financial institutions	1,614,106	494	0.12%	1,427,184	421	0.12%
FHLB stock	31,731	156	1.97%	31,461	157	2.02%
Total interest-earning assets(a)	11,016,947	97,087	3.53%	10,603,737	95,557	3.66%
Noninterest-earning assets:
Cash and due from banks	134,501			172,756
Allowance for credit losses	(157,990)			(171,380)
Other assets	906,992			903,670
Total noninterest-earning assets	883,503			905,046
Total assets	$11,900,450			$11,508,783
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$3,027,435	$2,689	0.36%	$2,746,355	$3,018	0.45%
Money market(e)	2,960,264	2,816	0.38%	2,917,856	3,615	0.50%
Savings deposits	411,711	57	0.06%	369,600	53	0.06%
Customer time deposits(e)	1,291,125	2,016	0.63%	1,365,570	3,036	0.90%
Brokered and internet time deposits(e)	39,860	341	3.43%	49,764	104	0.85%
Time deposits	1,330,985	2,357	0.71%	1,415,334	3,140	0.90%
Total interest-bearing deposits	7,730,395	7,919	0.41%	7,449,145	9,826	0.53%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	32,543	21	0.26%	31,342	36	0.47%
Subordinated debt(f)	149,155	1,819	4.89%	188,996	2,341	5.02%
Other borrowings	1,569	7	1.79%	5,924	6	0.41%
Total other interest-bearing liabilities	183,267	1,847	4.04%	226,262	2,383	4.27%
Total interest-bearing liabilities	7,913,662	9,766	0.49%	7,675,407	12,209	0.65%
Noninterest-bearing liabilities:
Demand deposits	2,484,176			2,348,814
Other liabilities	162,581			180,976
Total noninterest-bearing liabilities	2,646,757			2,529,790
Total liabilities	10,560,419			10,205,197
Total common shareholders' equity	1,339,938			1,303,493
Noncontrolling interest	93			93
Total equity	1,340,031			1,303,586
Total liabilities and shareholders' equity	$11,900,450			$11,508,783
Net interest income(a)		$87,321			$83,368
Interest rate spread(a)			3.04%			3.01%
Net interest margin(a)			3.18%			3.19%
Cost of total deposits			0.31%			0.41%
Average interest-earning assets to average interest-bearing liabilities			139.2%			138.2%
Tax-equivalent adjustment		$758			$792
Loans HFI yield components:
Contractual interest rate(a)(c)		$76,127	4.31%		$75,828	4.39%
Origination and other loan fee income(c)		6,928	0.39%		6,640	0.38%
Accretion on purchased loans		(226)	(0.01)%		(58)	—%
Nonaccrual interest		535	0.03%		657	0.04%
Total loans HFI yield		$83,364	4.72%		$83,067	4.81%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Excludes the average balance for unrealized gains (losses) for mortgage loans held for sale and investments carried at fair value.
(c) Includes $290 and $426 of loan contractual interest and $1,098 and $1,598 of loan fees related to PPP loans for the three months ended June 30, 2021 and March 31, 2021, respectively.
(d) Includes $117,397 and $172,136 of average PPP loan balances for the three months ended June 30, 2021 and March 31, 2021, respectively.
(e) Includes $932 and $932 of interest rate premium accretion on money market deposits, $625 and $810 of interest rate premium accretion on customer time deposits and $127 and $153 of interest rate premium accretion on brokered and internet deposits for the three months ended June 30, 2021 and March 31, 2021, respectively.
(f) Includes $114 and $255 of interest rate premium accretion on subordinated debt for the three months ended June 30, 2021 and March 31, 2021, respectively

FB Financial Corporation	8

Average Balance, Average Yield Earned and Average Rate Paid (continued)
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	Three Months Ended			Three Months Ended			Three Months Ended
	December 31, 2020			September 30, 2020			June 30, 2020
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(d)	$7,139,870	$86,398	4.81%	$6,062,785	$71,660	4.70%	$4,775,229	$58,201	4.90%
Mortgage loans held for sale(b)	621,076	4,138	2.65%	486,899	3,624	2.96%	358,108	2,947	3.31%
Commercial loans held for sale	236,676	2,830	4.76%	99,745	1,336	5.33%	—	—	—%
Securities:(b)
Taxable	744,161	2,306	1.23%	604,557	2,286	1.50%	494,987	2,619	2.13%
Tax-exempt(a)	359,509	2,867	3.17%	309,352	2,614	3.36%	236,161	2,174	3.70%
Total securities(a)	1,103,670	5,173	1.86%	913,909	4,900	2.13%	731,148	4,793	2.64%
Federal funds sold	95,266	30	0.13%	88,626	19	0.09%	50,402	10	0.08%
Interest-bearing deposits with other financial institutions	1,082,004	375	0.14%	763,251	309	0.16%	509,283	194	0.15%
FHLB stock	31,232	159	2.03%	22,517	76	1.34%	16,871	102	2.43%
Total interest-earning assets(a)	10,309,794	99,103	3.82%	8,437,732	81,924	3.86%	6,441,041	66,247	4.14%
Noninterest-earning assets:
Cash and due from banks	73,279			69,788			58,304
Allowance for credit losses	(183,932)			(144,991)			(91,196)
Other assets	912,022			816,759			666,463
Total noninterest-earning assets	801,369			741,556			633,571
Total assets	$11,111,163			$9,179,288			$7,074,612
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,178,039	$2,785	0.51%	$1,626,067	$2,194	0.54%	$1,161,593	$1,717	0.59%
Money market(e)	2,769,421	3,968	0.57%	2,179,128	3,589	0.66%	1,422,344	2,179	0.62%
Savings deposits	338,260	54	0.06%	309,689	58	0.07%	254,357	41	0.06%
Customer time deposits(e)	1,410,108	3,704	1.04%	1,334,829	4,817	1.44%	1,197,960	5,292	1.78%
Brokered and internet time deposits(e)	87,035	298	1.36%	60,327	(85)	(0.56)%	16,844	80	1.91%
Time deposits	1,497,143	4,002	1.06%	1,395,156	4,732	1.35%	1,214,804	5,372	1.78%
Total interest-bearing deposits	6,782,863	10,809	0.63%	5,510,040	10,573	0.76%	4,053,098	9,309	0.92%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	34,986	43	0.49%	37,309	51	0.54%	32,451	50	0.62%
Federal Home Loan Bank advances(g)	102,174	(432)	(1.68)%	249,457	406	0.65%	250,000	405	0.65%
Subordinated debt(f)	189,649	2,433	5.10%	95,048	1,222	5.11%	30,930	399	5.19%
Other borrowings	16,612	139	3.33%	15,015	47	1.25%	15,000	107	2.87%
Total other interest-bearing liabilities	343,421	2,183	2.53%	396,829	1,726	1.73%	328,381	961	1.18%
Total interest-bearing liabilities	7,126,284	12,992	0.73%	5,906,869	12,299	0.83%	4,381,479	10,270	0.94%
Noninterest-bearing liabilities:
Demand deposits	2,513,202			2,050,084			1,728,343
Other liabilities	210,483			177,329			169,085
Total noninterest-bearing liabilities	2,723,685			2,227,413			1,897,428
Total liabilities	9,849,969			8,134,282			6,278,907
Total common shareholders' equity	1,261,101			1,044,913			795,705
Noncontrolling interest	93			93			—
Total equity	1,261,194			1,045,006			795,705
Total liabilities and shareholders' equity	$11,111,163			$9,179,288			$7,074,612
Net interest income(a)		$86,111			$69,625			$55,977
Interest rate spread(a)			3.09%			3.03%			3.20%
Net interest margin(a)			3.32%			3.28%			3.50%
Cost of total deposits			0.46%			0.56%			0.65%
Average interest-earning assets to average interest-bearing liabilities			144.7%			142.8%			147.0%
Tax-equivalent adjustment		$867			$797			$640
Loans HFI yield components:
Contractual interest rate(a)(c)		$78,873	4.39%		$66,441	4.36%		$54,233	4.57%
Origination and other loan fee income(c)		6,537	0.36%		4,029	0.26%		2,823	0.24%
Accretion on purchased loans		708	0.04%		526	0.04%		976	0.08%
Nonaccrual interest		280	0.02%		664	0.04%		169	0.01%
Total loans HFI yield		$86,398	4.81%		$71,660	4.70%		$58,201	4.90%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Excludes the average balance for unrealized gains (losses) for mortgage loans held for sale and investments carried at fair value.
(c) Includes $699, $797, and $596 of loan contractual interest and $2,448, $850, and $624 of loan fees related to PPP loans for the three months ended December 31, 2020, September 30, 2020, and June 30, 2020, respectively.
(d) Includes $279,757, $311,025, and $234,304 of average PPP loan balances for the three months ended December 31, 2020, September 30, 2020, and June 30, 2020, respectively.
(e) Includes $932, $0 and $0 of interest rate premium accretion on money market deposits, $1,101, $653, and $228 of interest rate premium accretion on customer time deposits, and $127, $342, and $(10) of interest rate premium accretion on brokered and internet deposits for the three months ended December 31, 2020, September 30, 2020, and June 30, 2020, respectively.
(f) Includes $262, $174, and $0 of interest rate premium accretion on subordinated debt for the three months ended December 31, 2020, September 30, 2020, and June 30, 2020, respectively
(g) Includes $545, $115, and $148, and of gain accreted from other comprehensive income with cancelled cash flow hedge for the three months ended December 31, 2020, September 30, 2020, and June 30, 2020, respectively.

FB Financial Corporation	9

Average Balance, Average Yield Earned and Average Rate Paid (continued)
For the Years Ended
(Unaudited)
(In Thousands, Except %)
	Six months ended			Six months ended
	June 30, 2021			June 30, 2020
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(d)	$7,043,092	$166,431	4.77%	$4,631,577	$120,018	5.21%
Mortgage loans held for sale(b)	687,635	9,238	2.71%	286,129	4,937	3.47%
Commercial loans held for sale	175,135	3,783	4.36%	—	—	—%
Securities:(b)
Taxable	903,830	6,663	1.49%	503,493	5,675	2.27%
Tax-exempt(a)	329,074	5,260	3.22%	216,496	4,089	3.80%
Total securities(a)	1,232,904	11,923	1.95%	719,989	9,764	2.73%
Federal funds sold and reverse repurchase agreements	119,959	61	0.10%	78,785	255	0.65%
Interest-bearing deposits with other financial institutions	1,521,162	915	0.12%	398,330	1,276	0.64%
FHLB stock	31,597	313	2.00%	16,539	206	2.50%
Total interest-earning assets(a)	10,811,484	192,664	3.59%	6,131,349	136,456	4.48%
Noninterest-earning assets:
Cash and due from banks	153,523			61,303
Allowance for loan losses	(164,648)			(77,128)
Other assets	900,592			622,499
Total noninterest-earning assets	889,467			606,674
Total assets	$11,700,951			$6,738,023
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,887,671	$5,707	0.40%	$1,116,633	$3,896	0.70%
Money market(e)	2,939,177	6,431	0.44%	1,400,394	6,150	0.88%
Savings deposits	390,772	110	0.06%	236,475	120	0.10%
Customer time deposits(e)	1,332,868	5,052	0.76%	1,200,080	11,135	1.87%
Brokered and internet time deposits(e)	40,060	445	2.24%	18,600	176	1.90%
Time deposits	1,372,928	5,497	0.81%	1,218,680	11,311	1.87%
Total interest-bearing deposits	7,590,548	17,745	0.47%	3,972,182	21,477	1.09%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	31,946	57	0.36%	29,641	107	0.73%
Federal Home Loan Bank advances(g)	—	—	—%	250,000	1,119	0.90%
Subordinated debt(f)	168,965	4,160	4.96%	30,930	820	5.33%
Other borrowings	3,734	13	0.70%	11,374	172	3.04%
Total other interest-bearing liabilities	204,645	4,230	4.17%	321,945	2,218	1.39%
Total interest-bearing liabilities	7,795,193	21,975	0.57%	4,294,127	23,695	1.11%
Noninterest-bearing liabilities:
Demand deposits	2,416,869			1,520,954
Other liabilities	166,849			140,467
Total noninterest-bearing liabilities	2,583,718			1,661,421
Total liabilities	10,378,911			5,955,548
Total common shareholders' equity	1,321,947			782,475
Noncontrolling interest	93			—
Total equity	1,322,040			782,475
Total liabilities and shareholders' equity	$11,700,951			$6,738,023
Net interest income(a)		$170,689			$112,761
Interest rate spread(a)			3.02%			3.37%
Net interest margin(a)			3.18%			3.70%
Cost of total deposits			0.36%			0.79%
Average interest-earning assets to average interest-bearing liabilities			138.7%			142.8%
Tax equivalent adjustment		$1,550			$1,175
Loans HFI yield components:
Contractual interest rate(a)(c)		$151,955	4.35%		$111,615	4.85%
Origination and other loan fee income(c)		13,568	0.39%		5,412	0.23%
Accretion on purchased loans		(284)	(0.01)%		2,554	0.11%
Nonaccrual interest		1,192	0.04%		437	0.02%
Total loans HFI yield		$166,431	4.77%		$120,018	5.21%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Excludes the average balance for unrealized gains (losses) for mortgage loans held for sale and investments carried at fair value.
(c) Includes $716 and $596 of loan contractual interest and $2,696 and $624 of loan fees related to PPP loans for the six months ended June 30, 2021 and 2020 .
(d) Includes $144,615 and $117,152 of average PPP loan balances during the six months ended June 30, 2021 and 2020.
(e) Includes $1,864 and $0 of interest rate premium accretion on money market deposits, $1,435 and $228 of interest rate mark accretion on customer time deposits and $280 and $(22) of interest rate mark accretion on brokered and internet deposits for the six months ended June 30, 2021 and 2020, respectively.
(f) Includes $369 and $0 interest rate premium accretion on subordinated debt for the six months ended June 30, 2021 and 2020, respectively.
(g) Includes $0 and $295 of gain accretion from other comprehensive income with cancelled cash flow hedge for the six months ended June 30, 2021 and 2020, respectively.

FB Financial Corporation	10

Loans and Deposits by Market
For the Quarters Ended
(Unaudited)
(In Thousands)

	2021		2020
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Loans by market
Metropolitan	$5,752,482	$5,550,927	$5,580,822	$5,699,082	$3,387,279
Community	767,001	835,444	867,575	892,229	875,347
Specialty lending and other	679,471	660,971	634,562	622,227	564,397
Total	$7,198,954	$7,047,342	$7,082,959	$7,213,538	$4,827,023
Deposits by market
Metropolitan	$6,133,823	$6,389,373	$5,812,719	$5,574,001	$3,651,146
Community	2,246,922	2,192,116	2,001,802	1,928,006	1,915,996
Mortgage and other(a)	1,823,211	1,675,397	1,643,516	1,591,740	385,659
Total	$10,203,956	$10,256,886	$9,458,037	$9,093,747	$5,952,801
(a) Includes deposits related to escrow balances from mortgage servicing portfolio and wholesale/other deposits.

FB Financial Corporation	11

Segment Data
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2021		2020
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Banking segment(a)
Net interest income	$86,553	$82,597	$85,207	$68,791	$55,350
Provisions for credit losses	(13,839)	(13,854)	(2,920)	55,401	25,921
Noninterest income	14,002	11,398	14,909	12,340	9,323
Merger expense	—	—	8,788	20,400	1,586
Other noninterest expense	58,194	55,735	57,458	52,135	40,454
Pre-tax income (loss) after allocations	$56,200	$52,114	$36,790	$(46,805)	$(3,288)
Total assets	$10,908,107	$10,787,955	$10,254,324	$10,143,956	$6,632,506
Intracompany funding income included in net interest income	6,110	5,400	5,160	3,940	3,335
Core efficiency ratio*	58.6%	58.6%	54.0%	61.7%	61.9%
Mortgage segment(a)
Net interest income	$10	$(21)	$37	$37	$(13)
Mortgage banking income	35,499	55,332	65,729	84,686	72,168
Other noninterest income	(201)	—	—	—	—
Merger expense	—	—	725	330	—
Other noninterest expense	34,766	38,963	42,884	45,227	38,539
Direct contribution	$542	$16,348	$22,157	$39,166	$33,616
Total assets	$1,010,260	$1,147,871	$953,006	$866,482	$623,030
Intracompany funding expense included in net interest income	6,110	5,400	5,160	3,940	3,335
Core efficiency ratio*	97.9%	70.4%	65.2%	53.4%	53.4%
Interest rate lock commitments volume during the period
Consumer direct	$914,163	$949,187	$1,291,121	$1,453,238	$1,480,878
Retail	860,370	939,863	896,357	965,434	758,228
Total	$1,774,533	$1,889,050	$2,187,478	$2,418,672	$2,239,106
Interest rate lock commitments pipeline (period end)
Consumer direct	$446,691	$643,624	$833,569	$912,349	$848,732
Retail	340,568	415,155	358,052	451,872	357,200
Total	$787,259	$1,058,779	$1,191,621	$1,364,221	$1,205,932
Mortgage sales
Consumer direct	$922,910	$829,883	$1,070,909	$1,034,278	$962,417
Retail	758,599	742,187	757,308	735,765	632,996
Total	$1,681,509	$1,572,070	$1,828,217	$1,770,043	$1,595,413
Gains and fees from origination and sale of mortgage loans held for sale	$49,435	$57,893	$83,971	$76,506	$45,515
Net change in fair value of loans held for sale, derivatives, and other	(17,579)	(4,229)	(16,875)	10,084	34,778
Mortgage servicing income	6,788	6,931	6,461	5,536	5,113
Change in fair value of mortgage servicing rights, net of hedging	(3,145)	(5,263)	(7,828)	(7,440)	(13,238)
Total mortgage banking income	$35,499	$55,332	$65,729	$84,686	$72,168
Mortgage sale margin(b)	2.94%	3.68%	4.59%	4.32%	2.85%
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of non-GAAP financial measures" and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures for a reconciliation and discussion of this non-GAAP measure.
(a) During the first quarter of 2021, the Company re-evaluated its reportable business segments to assign all retail mortgage activities to the Mortgage segment. Previously, the Company chose to assign retail mortgage activities within the Banking geographical footprint to the Banking Segment. Mortgage retail footprint has been assigned to the Mortgage segment for all periods presented.
(b) Calculated by dividing gains and fees from origination and sale of mortgage loans held for sale by total mortgage sales.

FB Financial Corporation	12

Loan Portfolio and Asset Quality
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	2021				2020
	Second Quarter	% of Total	First Quarter	% of Total	Fourth Quarter	% of Total	Third Quarter	% of Total	Second Quarter	% of Total
Loan portfolio
Commercial and Industrial (a)	$1,238,940	17%	$1,292,530	18%	$1,346,122	19%	$1,417,671	20%	$1,289,646	27%
Construction	1,145,165	16%	1,120,585	16%	1,222,220	17%	1,190,878	16%	553,619	12%
Residential real estate:
1-to-4 family mortgage	1,126,623	16%	1,078,618	15%	1,089,270	15%	1,140,611	16%	741,936	15%
Residential line of credit	401,343	6%	394,510	6%	408,211	6%	420,318	6%	236,974	5%
Multi-family mortgage	363,600	5%	271,839	4%	175,676	2%	165,937	2%	115,149	2%
Commercial real estate:
Owner occupied	923,605	13%	936,473	13%	924,841	13%	924,987	13%	683,245	14%
Non-owner occupied	1,675,214	23%	1,652,638	24%	1,598,979	23%	1,644,400	23%	923,192	19%
Consumer and other	324,464	4%	300,149	4%	317,640	5%	308,736	4%	283,262	6%
Total loans HFI	$7,198,954	100%	$7,047,342	100%	$7,082,959	100%	$7,213,538	100%	$4,827,023	100%
Allowance for credit losses rollforward summary
Allowance for credit losses at the beginning of the period	$157,954		$170,389		$183,973		$113,129		$89,141
Charge-offs	(859)		(1,170)		(10,736)		(993)		(1,165)
Recoveries	453		367		383		1,172		1,114
Provision for credit losses	(12,885)		(11,632)		(3,231)		45,834		24,039
Initial allowance on acquired loans with credit deterioration	—		—		—		24,831		—
Allowance for credit losses at the end of the period	$144,663		$157,954		$170,389		$183,973		$113,129
Allowance for credit losses as a percentage of total loans HFI	2.01%		2.24%		2.41%		2.55%		2.34%
Adjusted allowance for credit losses as a percentage of loans HFI*	2.03%		2.29%		2.48%		2.66%		2.51%
Allowance for credit losses on unfunded commitments	$13,202		$14,156		$16,378		$16,067		$6,500
Charge-offs
Commercial and Industrial	$(360)		$(277)		$(10,105)		$(249)		$(147)
Construction	—		(29)		—		—		(18)
Residential real estate:
1-to-4 family mortgage	(16)		(133)		(30)		(8)		(123)
Residential line of credit	(3)		(15)		(1)		—		(21)
Multi-family mortgage	—		—		—		—		—
Commercial real estate:
Owner occupied	—		—		—		(95)		—
Non-owner occupied	—		—		—		(166)		(545)
Consumer and other	(480)		(716)		(600)		(475)		(311)
Total charge-offs	(859)		(1,170)		(10,736)		(993)		(1,165)
Recoveries
Commercial and Industrial	87		129		60		757		807
Construction	—		—		3		51		151
Residential real estate:
1-to-4 family mortgage	41		24		(44)		116		26
Residential line of credit	9		6		64		22		24
Multi-family mortgage	—		—		—		—		—
Commercial real estate:
Owner occupied	126		13		15		51		3
Non-owner occupied	—		—		—		—		—
Consumer and other	190		195		285		175		103
Total recoveries	453		367		383		1,172		1,114
Net (charge-offs) recoveries	$(406)		$(803)		$(10,353)		$179		$(51)
Net charge-offs (recoveries) as a percentage of average total loans	0.02%		0.05%		0.58%		(0.01)%		—%
Classified loans	$150,658		$156,588		$132,223		$126,986		$88,416

FB Financial Corporation	13

Loan Portfolio and Asset Quality (continued)
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2021		2020
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Nonperforming assets(b)
Past due 90 days or more and accruing interest	$9,098	$10,698	$13,696	$9,064	$6,412
Nonaccrual	50,429	55,538	50,760	34,585	28,413
Total nonperforming loans held for investment	59,527	66,236	64,456	43,649	34,825
Commercial loans held for sale	5,844	12,779	6,489	12,812	—
Other real estate owned:
Foreclosed	6,488	4,735	6,408	6,570	7,340
Excess land and facilities	5,498	6,442	5,703	6,178	7,751
Other assets	816	1,230	1,170	1,184	1,306
Total nonperforming assets	$78,173	$91,422	$84,226	$70,393	$51,222
Total nonperforming loans as a percentage of loans held for investment	0.83%	0.94%	0.91%	0.61%	0.72%
Total nonperforming assets as a percentage of total assets	0.66%	0.77%	0.75%	0.64%	0.71%
Total accruing loans over 90 days delinquent as a percentage of total assets	0.08%	0.09%	0.12%	0.08%	0.09%
Loans restructured as troubled debt restructurings	$42,678	$26,095	$15,988	$16,681	$13,277
Troubled debt restructurings as a percentage of loans held for investment	0.59%	0.37%	0.23%	0.23%	0.28%
(a) Includes PPP loan balances of $57,406, $145,697, $212,645, $310,719, and $314,678 as of June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, respectively.
(b) Nonperforming assets include guaranteed repurchased loans previously sold of $3.5 million, $4.1 million, $3.7 million, $4.4 million, and $4.2 million, for the quarters ended June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020, and June 30, 2020, respectively.
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of non-GAAP Financial Measures" and the corresponding financial tables below for reconciliations of these non-GAAP measures. Investors are encouraged to refer to the discussion of non-GAAP measures included in the corresponding earnings release.

FB Financial Corporation	14

Preliminary Capital Ratios
(Unaudited)
(In Thousands, Except %)

Computation of Tangible Common Equity to Tangible Assets:	June 30, 2021	December 31, 2020

Total Common Shareholders' Equity	$1,371,721	$1,291,289
Less:
Goodwill	242,561	242,561
Other intangibles	19,592	22,426
Tangible Common Equity	$1,109,568	$1,026,302

Total Assets	$11,918,367	$11,207,330
Less:
Goodwill	242,561	242,561
Other intangibles	19,592	22,426
Tangible Assets	$11,656,214	$10,942,343

Preliminary Total Risk-Weighted Assets	$9,265,237	$9,073,675

Total Common Equity to Total Assets	11.5%	11.5%
Tangible Common Equity to Tangible Assets*	9.52%	9.38%

	June 30, 2021	December 31, 2020
Preliminary Regulatory Capital(a):
Common Equity Tier 1 Capital	$1,147,609	$1,060,364
Tier 1 Capital	1,177,609	1,090,364
Total Capital	1,383,471	1,358,897

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	12.4%	11.7%
Tier 1 Risk-Based	12.7%	12.0%
Total Risk-Based	14.9%	15.0%
Tier 1 Leverage	10.1%	10.0%
(a) Reflects CECL transition relief of $45,677 and $52,109 add-back for the period ending June 30, 2021 and December 31, 2020, respectively, and $51,547 and $57,979 disallowed from add-back to Tier 2 capital for the period ended June 30, 2021 and December 31, 2020, respectively.
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of non-GAAP financial measures" and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures.

FB Financial Corporation	15

Investment Portfolio
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2021				2020
Securities (at fair value)	Second Quarter		First Quarter		Fourth Quarter		Third Quarter		Second Quarter
Available-for-sale debt securities
U.S. government agency securities	$8,255	1%	$—	—%	$2,003	—%	$1,994	—%	$3,024	—%
Mortgage-backed securities - residential	1,035,003	73%	838,708	68%	773,336	66%	738,106	63%	440,778	59%
Mortgage-backed securities - commercial	15,161	1%	20,635	2%	21,588	2%	21,854	2%	13,828	2%
Municipals, tax exempt	332,883	24%	348,776	28%	356,329	30%	374,880	32%	266,052	35%
Treasury securities	10,534	1%	14,576	1%	16,628	1%	21,700	2%	22,771	3%
Corporate securities	2,536	—%	2,483	—%	2,516	—%	1,987	—%	985	—%
Total available-for-sale debt securities	1,404,372	100%	1,225,178	99%	1,172,400	99%	1,160,521	99%	747,438	99%
Equity securities	4,803	—%	4,667	1%	4,591	1%	4,389	1%	4,329	1%
Total securities	$1,409,175	100%	$1,229,845	100%	$1,176,991	100%	$1,164,910	100%	$751,767	100%
Securities to total assets	11.8%		10.3%		10.5%		10.6%		10.4%
Unrealized gain on available-for-sale debt securities	$22,321		$19,245		$34,552		$31,468		$29,683

FB Financial Corporation	16

Non-GAAP Reconciliation
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2021		2020
Adjusted earnings	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Income (loss) before income taxes	$56,742	$68,462	$58,947	$(7,639)	$30,328
Plus merger, conversion and offering expenses	605	—	9,513	20,730	1,586
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	—	—	63,251	—
Less other non-operating items(1)	2,151	(853)	(2,448)	(1,952)	—
Adjusted pre-tax earnings	55,196	69,315	70,908	78,294	31,914
Income tax expense, adjusted	12,879	15,810	16,454	20,198	7,828
Adjusted earnings	$42,317	$53,505	$54,454	$58,096	$24,086
Weighted average common shares outstanding - fully diluted	47,993,773	47,969,106	47,791,659	40,637,745	32,506,417
Adjusted diluted earnings per share
Diluted earnings (loss) per common share	$0.90	$1.10	$0.95	$(0.14)	$0.70
Plus merger, conversion and offering expenses	0.01	—	0.20	0.51	0.05
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	—	—	1.56	—
Less other non-operating items	0.04	(0.02)	(0.05)	(0.05)	—
Less tax effect	(0.01)	—	0.06	0.55	0.01
Adjusted diluted earnings per share	$0.88	$1.12	$1.14	$1.43	$0.74
(1) 2Q21 includes a $1,364 gain from change in fair value of commercial loans held for sale acquired from Franklin and a $787 gain from lease terminations; 1Q21 includes a $853 loss from change in fair value of commercial loans held for sale acquired from Franklin; 4Q20 includes $4,533 FHLB prepayment penalty offset by $715 cash life insurance benefit and $1,370 gain from change in fair value of commercial loans held for sale acquired from Franklin; 3Q20 includes $2,305 FHLB prepayment penalty, $1,505 losses on other real estate owned, and $1,858 gain from change in fair value of commercial loans held for sale acquired from Franklin.

	2021		2020
Adjusted pre-tax pre-provision earnings	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Income (loss) before income taxes	$56,742	$68,462	$58,947	$(7,639)	$30,328
Plus provisions for credit losses	(13,839)	(13,854)	(2,920)	55,401	25,921
Pre-tax pre-provision earnings	42,903	54,608	56,027	47,762	56,249
Plus merger, conversion and offering expenses	605	—	9,513	20,730	1,586
Less other non-operating items	2,151	(853)	(2,448)	(1,952)	—
Adjusted pre-tax pre-provision earnings	$41,357	$55,461	$67,988	$70,444	$57,835

FB Financial Corporation	17

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

Adjusted earnings	YTD 2021	2020	2019	2018	2017
Income before income taxes	$125,204	$82,461	$109,539	$105,854	$73,485
Plus merger, conversion, offering, and mortgage restructuring expenses	605	34,879	7,380	2,265	19,034
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	66,136	—	—	—
Less other non-operating items(1)	1,298	(4,400)	—	—	—
Adjusted pre-tax earnings	124,511	187,876	116,919	108,119	92,519
Adjusted income tax expense	28,690	45,944	27,648	26,034	34,749
Adjusted earnings	$95,821	$141,932	$89,271	$82,085	$57,770
Weighted average common shares outstanding - fully diluted	47,976,533	38,099,744	31,402,897	31,314,981	28,207,602
Adjusted diluted earnings per share
Diluted earnings per common share	$2.00	$1.67	$2.65	$2.55	$1.86
Plus merger, conversion, offering, and mortgage restructuring expenses	0.01	0.92	0.24	0.07	0.67
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	1.74	—	—	—
Less other non-operating items	0.02	(0.11)	—	—	—
Less tax effect	(0.01)	0.71	0.06	0.01	0.48
Adjusted diluted earnings per share	$2.00	$3.73	$2.83	$2.61	$2.05
(1) 2021 includes a $511 gain from change in fair value on commercial loans held for sale acquired from Franklin and a $787 gain from lease terminations; 2020 includes $6,838 FHLB prepayment penalties, $1,505 losses on other real estate owned offset by $715 cash life insurance benefit and $3,228 gain from change in fair value on commercial loans held for sale acquired from Franklin.

Adjusted pre-tax pre-provision earnings	YTD 2021	2020	2019	2018	2017
Income before income taxes	$125,204	$82,461	$109,539	$105,854	$73,485
Plus provisions for credit losses	(27,693)	107,967	7,053	5,398	(950)
Pre-tax pre-provision earnings	97,511	190,428	116,592	111,252	72,535
Plus merger, conversion, offering, and mortgage restructuring expenses	605	34,879	7,380	2,265	19,034
Less other non-operating items	1,298	(4,400)	—	—	—
Adjusted pre-tax pre-provision earnings	$96,818	$229,707	$123,972	$113,517	$91,569

FB Financial Corporation	18

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2021		2020
Core efficiency ratio (tax-equivalent basis)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Total noninterest expense	$92,960	$94,698	$109,855	$118,092	$80,579
Less merger, conversion and offering expenses	605	—	9,513	20,730	1,586
Less gain on lease terminations	(787)	—	—	—	—
Less FHLB prepayment penalties	—	—	4,533	2,305	—
Core noninterest expense	$93,142	$94,698	$95,809	$95,057	$78,993
Net interest income (tax-equivalent basis)	$87,321	$83,368	$86,111	$69,625	$55,977
Total noninterest income	49,300	66,730	80,638	97,026	81,491
Less gain (loss) on change in fair value on commercial loans held for sale	1,364	(853)	1,370	1,858	—
Less cash life insurance benefit	—	—	715	—	—
Less (loss) gain on sales or write-downs of other real estate owned and other assets	(27)	485	(57)	(1,279)	32
Less gain (loss) from securities, net	144	83	1,013	583	(28)
Core noninterest income	47,819	67,015	77,597	95,864	81,487
Core revenue	$135,140	$150,383	$163,708	$165,489	$137,464
Efficiency ratio (GAAP)(a)	68.4%	63.4%	66.2%	71.2%	58.9%
Core efficiency ratio (tax-equivalent basis)	68.9%	63.0%	58.5%	57.4%	57.5%
(a) Efficiency ratio (GAAP) is calculated by dividing reported noninterest expense by reported total revenue.

During the first quarter of 2021, the Company re-evaluated its reportable business segments to align all retail mortgage activities with the Mortgage segment. Previously, the Company chose to assign retail mortgage activities within the Banking geographical footprint to the Banking Segment. The results of mortgage retail footprint have been assigned to the Mortgage segment for all periods presented. As such, historical segment efficiency ratios have been recast for consistency with these changes.

	2021		2020
Banking segment core efficiency ratio (tax equivalent)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Core noninterest expense	$93,142	$94,698	$95,809	$95,057	$78,993
Less Mortgage segment core noninterest expense	34,766	38,963	42,884	45,227	38,539
Core Banking segment noninterest expense	$58,376	$55,735	$52,925	$49,830	$40,454
Core revenue	$135,140	$150,383	$163,708	$165,489	$137,464
Less Core Mortgage segment total revenue	35,509	55,311	65,766	84,723	72,155
Core Banking segment total revenue	$99,631	$95,072	$97,942	$80,766	$65,309
Banking segment core efficiency ratio (tax-equivalent basis)	58.6%	58.6%	54.0%	61.7%	61.9%

Mortgage segment core efficiency ratio (tax equivalent)
Mortgage segment noninterest expense	$34,766	$38,963	$43,609	$45,557	$38,539
Less mortgage merger expense	—	—	725	330	—
Core Mortgage segment noninterest expense	$34,766	$38,963	$42,884	$45,227	$38,539
Mortgage segment total revenue	$35,308	$55,311	$65,766	$84,723	$72,155
Less loss on sales or write-downs of other real estate owned	(201)	—	—	—	—
Core Mortgage segment total revenue	$35,509	$55,311	$65,766	$84,723	$72,155
Mortgage segment core efficiency ratio (tax-equivalent basis)	97.9%	70.4%	65.2%	53.4%	53.4%

FB Financial Corporation	19

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2021		2020
Adjusted Mortgage contribution	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Mortgage pre-tax net contribution	$542	$16,348	$22,157	$39,166	$33,616
Plus mortgage merger expense	—	—	725	330	—
Adjusted Mortgage pre-tax net contribution	$542	$16,348	$22,882	$39,496	$33,616
Pre-tax pre-provision earnings	$42,903	$54,608	$56,027	$47,762	$56,249
% Mortgage pre-tax pre-provision net contribution	1.26%	29.9%	39.5%	82.0%	59.8%
Adjusted pre-tax pre-provision earnings	$41,357	$55,461	$67,988	$70,444	$57,835
% total adjusted Mortgage pre-tax pre-provision net contribution	1.31%	29.5%	33.7%	56.1%	58.1%

	2021		2020
Tangible assets and equity	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Tangible assets
Total assets	$11,918,367	$11,935,826	$11,207,330	$11,010,438	$7,255,536
Less goodwill	242,561	242,561	242,561	236,086	175,441
Less intangibles, net	19,592	20,986	22,426	23,924	17,671
Tangible assets	$11,656,214	$11,672,279	$10,942,343	$10,750,428	$7,062,424
Tangible common equity
Total common shareholders' equity	$1,371,721	$1,329,103	$1,291,289	$1,244,998	$805,216
Less goodwill	242,561	242,561	242,561	236,086	175,441
Less intangibles, net	19,592	20,986	22,426	23,924	17,671
Tangible common equity	$1,109,568	$1,065,556	$1,026,302	$984,988	$612,104
Common shares outstanding	47,360,950	47,331,680	47,220,743	47,191,677	32,101,108
Book value per common share	$28.96	$28.08	$27.35	$26.38	$25.08
Tangible book value per common share	$23.43	$22.51	$21.73	$20.87	$19.07
Total common shareholders' equity to total assets	11.5%	11.1%	11.5%	11.3%	11.1%
Tangible common equity to tangible assets	9.52%	9.13%	9.38%	9.16%	8.67%

	2021		2020
Return on average tangible common equity	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Average common shareholders' equity	$1,339,938	$1,303,493	$1,261,101	$1,044,913	$795,705
Less average goodwill	242,561	242,561	242,983	205,473	175,150
Less average intangibles, net	20,253	21,695	23,178	20,973	18,209
Average tangible common equity	$1,077,124	$1,039,237	$994,940	$818,467	$602,346
Net income (loss)	$43,294	$52,874	$45,602	$(5,599)	$22,873
Return on average common equity	13.0%	16.5%	14.4%	(2.13%)	11.6%
Return on average tangible common equity	16.1%	20.6%	18.2%	(2.72%)	15.3%
Adjusted net income	$42,317	$53,505	$54,454	$58,096	$24,086
Adjusted return on average tangible common equity	15.8%	20.9%	21.8%	28.2%	16.1%
Adjusted pre-tax pre-provision earnings	$41,357	$55,461	$67,988	$70,444	$57,835
Adjusted pre-tax pre-provision return on average tangible common equity	15.4%	21.6%	27.2%	34.2%	38.6%

FB Financial Corporation	20

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

Return on average tangible common equity	YTD 2021	2020	2019	2018	2017
Average common shareholders' equity	$1,321,947	$966,336	$723,494	$629,922	$466,219
Less average goodwill	242,561	199,104	160,587	137,190	84,997
Less average intangibles, net	20,970	22,659	17,236	12,815	8,047
Average tangible common equity	$1,058,416	$744,573	$545,671	$479,917	$373,175
Net income	$96,168	$63,621	$83,814	$80,236	$52,398
Return on average common equity	14.7%	6.58%	11.6%	12.7%	11.2%
Return on average tangible common equity	18.3%	8.54%	15.4%	16.7%	14.0%
Adjusted net income	$95,821	$141,932	$89,271	$82,085	$57,770
Adjusted return on average tangible common equity	18.3%	18.3%	16.4%	17.1%	15.5%
Adjusted pre-tax pre-provision earnings	$96,818	$229,707	$123,972	$113,517	$91,569
Adjusted pre-tax pre-provision return on average tangible common equity	18.4%	30.9%	22.7%	23.7%	24.5%

	2021		2020
Adjusted return on average assets and equity	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Net income (loss)	$43,294	$52,874	$45,602	$(5,599)	$22,873
Average assets	11,900,450	11,508,783	11,111,163	9,179,288	7,074,612
Average common equity	1,339,938	1,303,493	1,261,101	1,044,913	795,705
Return on average assets	1.46%	1.86%	1.63%	(0.24%)	1.30%
Return on average common equity	13.0%	16.5%	14.4%	(2.13%)	11.6%
Adjusted net income	$42,317	$53,505	$54,454	$58,096	$24,086
Adjusted return on average assets	1.43%	1.89%	1.95%	2.52%	1.37%
Adjusted return on average common equity	12.7%	16.6%	17.2%	22.1%	12.2%
Adjusted pre-tax pre-provision earnings	$41,357	$55,461	$67,988	$70,444	$57,835
Adjusted pre-tax pre-provision return on average assets	1.39%	1.95%	2.43%	3.05%	3.29%
Adjusted pre-tax pre-provision return on average common equity	12.4%	17.3%	21.4%	26.8%	29.2%

FB Financial Corporation	21

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

Adjusted return on average assets and equity	YTD 2021	2020	2019	2018	2017
Net income	$96,168	$63,621	$83,814	$80,236	$52,398
Average assets	11,700,951	8,438,100	5,777,672	4,844,865	3,811,158
Average common equity	1,321,947	966,336	723,494	629,922	466,219
Return on average assets	1.66%	0.75%	1.45%	1.66%	1.37%
Return on average common equity	14.7%	6.58%	11.6%	12.7%	11.2%
Adjusted net income	$95,821	$141,932	$89,271	$82,085	$57,770
Adjusted return on average assets	1.65%	1.68%	1.55%	1.69%	1.52%
Adjusted return on average common equity	14.6%	14.7%	12.3%	13.0%	12.4%
Adjusted pre-tax pre-provision earnings	$96,818	$229,707	$123,972	$113,517	$91,569
Adjusted pre-tax pre-provision return on average assets	1.67%	2.72%	2.15%	2.34%	2.40%
Adjusted pre-tax pre-provision return on average common equity	14.8%	23.8%	17.1%	18.0%	19.6%

	2021		2020
Adjusted allowance for credit losses to loans held for investment	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Allowance for credit losses	$144,663	$157,954	$170,389	$183,973	$113,129
Less allowance for credit losses attributed to PPP loans	9	23	34	49	51
Adjusted allowance for credit losses	$144,654	$157,931	$170,355	$183,924	$113,078
Loans held for investment	$7,198,954	$7,047,342	$7,082,959	$7,213,538	$4,827,023
Less PPP loans	57,406	145,697	212,645	310,719	314,678
Adjusted loans held for investment	$7,141,548	$6,901,645	$6,870,314	$6,902,819	$4,512,345
Allowance for credit losses to loans held for investment	2.01%	2.24%	2.41%	2.55%	2.34%
Adjusted allowance for credit losses to loans held for investment	2.03%	2.29%	2.48%	2.66%	2.51%

FB Financial Corporation	22